COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
COMMITMENTS AND CONTINGENT LIABILITIES

Assets Pledged

2017
Book value of consolidated assets pledged under ship mortgages (see Note 19)	$1,908 million

Of the above, $1,576.3 million relates to assets recorded as vessels and equipment and $331.3 million relates to assets accounted for as investments in direct financing leases.

Other Contractual Commitments
The Company has arranged insurance for the legal liability risks for its shipping activities with Gard P.& I. (Bermuda) Ltd, Assuranceforeningen Skuld (Gjensidig), The Steamship Mutual Underwriting Association Limited, The Korea Shipowner’s Mutual Protection & Indemnity Association, The West of England Ship Owners Mutual Insurance Association (Luxembourg), North of England P&I Association Limited, The Standard Club Europe Ltd and The United Kingdom Mutual Steam Ship Assurance Association (Europe) Limited, all of which are mutual protection and indemnity associations. The Company is subject to calls payable to the associations based on the Company’s claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which may result in additional calls on the members.
SFL Deepwater, SFL Hercules and SFL Linus are wholly-owned subsidiaries of the Company, which are accounted for using the equity method. Accordingly, their assets and liabilities are not consolidated in the Company's Consolidated Balance Sheets, but are presented on a net basis under "Investment in associated companies" - see Note 16. As at December 31, 2017, their combined bank borrowings amounted to $785.8 million and the Company guaranteed $235.0 million of this debt which is secured by first priority mortgages over the relevant rigs. In September 2017, amendments were made to the facility agreements whereby the minimum guarantee amounts were fixed at $75 million for SFL Deepwater, $70 million for SFL Hercules and $90 million for SFL Linus, and increased by any net cash amounts received by the Company from the relevant subsidiaries.
In addition, the Company has assigned all claims it may have under its secured loans to SFL Deepwater, SFL Hercules and SFL Linus, in favor of the lenders under the respective credit facilities. These loans had a total outstanding balance of $317.8 million at December 31, 2017 (2016: $330.7 million) and are secured by second priority mortgages over each of the rigs, which have been assigned to the lenders under the respective credit facilities. The lenders under the respective credit facilities have also been granted a first priority pledge over all shares of the relevant asset owning subsidiaries.
At December 31, 2017, the Company had no commitments under contracts to acquire newbuilding vessels (2016: $76.1 million). There were no other material contractual commitments at December 31, 2017.

The Company is routinely party both as plaintiff and defendant to laws suits in various jurisdictions under charter hire obligations arising from the operation of its vessels in the ordinary course of business. The Company believes that the resolution of such claims will not have a material adverse effect on its results of operations or financial position. The Company has not recognized any contingent gains or losses arising from the pending results of any such law suits.